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                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549

                                   Form 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


                    Date of Report (Date of earliest event
                         Reported):  December 3, 1997


     LEHMAN ABS CORPORATION, (as depositor under the Pooling and Servicing Agreement, dated as of December 1, 1997, which forms Lehman Home Equity Loan Trust 1997-2, which will issue Class A-1 Fixed Rate Asset Backed Certificates and Class A-2 Variable Rate Certificates).


                            LEHMAN ABS CORPORATION
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     (Exact name of registrant as specified in its charter)

         Delaware               333-14293        13-3447441
----------------------------  ------------   -------------------
(State or Other Jurisdiction  (Commission    (I.R.S. Employer
     of Incorporation)        File Number)   Identification No.)


Three World Financial Center
200 Vesey Street
New York, New York                                  10022
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(Address of Principal                             (Zip Code)
 Executive Offices)


Registrant's telephone number, including area code (212) 526-7000
                                                   ----- --------

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Item 5.  Other Events.
----     ------------

Filing of Derived Materials.
---------------------------

     Pursuant to Rule 424(b) under the Securities Act of 1933, concurrently with, or subsequent to, the filing of this Current Report on Form 8-K ("the Form 8-K"), Lehman ABS Corporation (the "Company") is filing a prospectus and prospectus supplement with the Securities and Exchange Commission in relation to its Lehman Home Equity Loan Trust 1997-2.

Incorporation of Certain Documents by Reference
-----------------------------------------------

     Pursuant to Rule 411 of Regulation C under the Securities Act of 1933 and in reliance on Financial Security Assurance Inc., SEC No-Action Letter (July 16, 1993), Lehman ABS Corporation (the "Registrant") will incorporate by reference the financial statements of Ambac Assurance Corporation, and its subsidiaries as of December 31, 1996 and 1995, and for the three-year period ended December 31, 1996, included in the Current Report on Form 8-K of Ambac Financial Group (formerly AMBAC Inc.) (which was filed with the Securities and Exchange Commission on March 12, 1997) and the consolidated financial statements of Ambac Assurance Corporation and its subsidiaries as of September 30, 1997, and for the periods ended September 30, 1997 and September 30, 1996, included in the quarterly report on Form 10-Q of Ambac Financial Group for the period ended September 30, 1997 (which was filed with the Securities and Exchange Commission on November 14, 1997) into (i) this Current Report on Form 8-K; (ii) the Registrant's registration statement (File No. 333-14293); and (iii) the prospectus supplement relating to Lehman Home Equity Loan Trust 1997-2.

Item 7.   Financial Statements, Pro Forma Financial
----      -----------------------------------------
          Information and Exhibits.
          ------------------------

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits:

     23. The Consent of Independent Auditors of the Certificate Insurer to the Lehman Home Equity Loan Trust 1997-2.





-----------------------

* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Prospectus and the Prospectus Supplement of Lehman ABS Corporation, relating to its Lehman Home Equity Loan Trust 1997-2, Class A-1 Fixed Rate Certificates and Class A-2 Variable Rate Certificates.





                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              LEHMAN ABS CORPORATION



                              By: /s/ Samir A. Tabet
                                  ---------------------
                                  Name:  Samir A. Tabet
                                  Title: Senior Vice President



Dated:  December 2, 1997





                                Exhibit Index
                                -------------

Exhibit                                                Page
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23.  The Consent of KPMG Peat Marwick LLP. . . . . . .   6






              (CONSENT RECEIVED FOR SEPTEMBER 1997 TRANSACTION)

                  EXHIBIT 23:  INDEPENDENT AUDITORS' CONSENT


The Board of Directors
Ambac Assurance Corporation:

We consent to the incorporation by reference in the registration statement (No. 333-14293 of Lehman ABS Corporation (the "Registrant") and in the
Prospectus Supplement of the Registrant (the "Prospectus Supplement"), included in the Form 8-K of the Registrant dated December 2, 1997, of our report dated January 30, 1997 on the consolidated financial statements of Ambac Assurance Corporation (formerly Ambac Indemnity Corporation) as of December 31, 1996 and 1995, and for each of the years in the three-year period ended December 31, 1996, which report appears in the Form 8-K of Ambac Financial Group, Inc., (formerly AMBAC Inc.) dated March 12, 1997 and to the reference to our firm under the heading "Experts" in the Prospectus Supplement.



                                /s/ KPMG Peat Marwick LLP
                                    ---------------------
                                   KPMG Peat Marwick LLP



New York, New York
December 2, 1997